Exhibit 10.15
Purchase Order from Lockheed

Buyer
Lockheed Martin, Astronautics
Mail Stop : U5005, P. O. Box 179
Denver CO 80201-0179
Order Contact: CAROLINE (UL ANDERS
Telephone: (303)269-5698 Badge: DS81924
Email: caroline.anders@lmco.com
Fax: (303)269-5736

Seller
ID: L012701
Corp ID: LM0527646
LABWIRE INC
14133 MEMORIAL DR. SUITE 1
HOUSTON TX 77079

Bill To
Attn: Accounts Payable
Lockheed Martin Shared Services, P. O. Box 33080
Lakeland FL 33807-3080

Ship To
UNITED LAUNCH ALLIANCE
9100 E MINERAL CIRCLE
CAROLINE ANDERS U5005
FOB
Payment Method: Defined by Buyer & Seller

Terms of Sale
Type: Previously agreed upon
Basis: Specified Date
Net Days: 30
Description: Net 30 Days

Carrier
Identification Qualifier: Assigned by Buyer or Buyer's Agent
Identification: VEND
Routing: SHIP VIA: VENDOR TRUCK

Order Details
Business System: 8151
Transmittal Date: 02/04/2008
Transmittal Time: 1806
Document Purpose: Original - No Response Necessary
Purchase Order Type: New Order
Invoice Type: Invoice By Mail
Contract Type: Firm Fixed Price

Notes
This Purchase Order and attachment(s), if any, is being transmitted electronically and executed by electronic signature in lieu of a hard copy Purchase Order/release and is the only document that the Seller will receive. By receipt and acknowledgment of this Purchase Order, or by performance, Seller agrees that this electronic Purchase Order shall have the same force and effect as if executed and sent in hard copy.

Both parties agree that the validity of this Purchase Order shall not be contested on the basis that this Purchase Order contains an electronic signature. Seller certifies that those representations and certification contained in the referenced terms and condictions are current and accurate.
Government Contract Number: N/A
Defense Priorities Allocation System Priority Rating: N/A

Letters & Notes:
F.O.B. Point: DESTINATION
Internal Codes : 3
Inspection Location : N
Administrative Clauses : *
Attachments : (incorporated herein by this specific reference):
*Refer to the Individual Line Item(s) for forms specific to that line item.
Form Number: 1 Revision Date : 0108 Form Description : GEN PROV COMMERCIAL COPIES OF GENERAL PROVISIONS AND SPECIAL PROVISIONS DOCUMENTS REFERENCED IN THIS CONTRACT/PURCHASE ORDER MAY BE OBTAINED FROM THE LOCKHEED MARTIN SPACE SYSTEMS INTERNET HOME PAGE AT ADDRESS: https://suppliernet.external.lmco.com/suppliernet
/main/bu_info/space_systems.cfm
COPIES OF OTHER DOCUMENTS REFERENCED IN THIS PURCHASE ORDER THAT YOU HAVE NOT RECEIVED WILL BE MAILED UNDER SEPARATE COVER. THIS CONTRACT/PURCHASE ORDER, ALONG WITH ALL REFERENCED DOCUMENTS, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO.
Instructions to Contractor :

A. Mail the signed acceptance of this Purchase Order to:
Attn: Order Control
Lockheed Martin, Astronautics
P. O. Box 179 Mail Stop: F9861
Denver, CO 80201-0179

B. Mail invoices, containing Purchase Order Number, item numbers, description of items, sizes, quantities, unit prices, and extended totals to the address in the Bill To block on the top of this Purchase Order.

NOTE: Invoice each Purchase Order separately. Mark the final invoice "order completed".

C. Mail all correspondence, except the invoices and the acceptance, to the buyer identified herein in the Buyer block at the top of this Purchase Order.

D. Prepare the packing list with the line item number, part number and Purchase Order Number. Include the packing list with the shipment. Mark the final packing list "order completed". Mark each container to show the number of containers. Attach the packing list to the number one container. Mark the Purchase Order Number on each container label.

E. Refer to the individual line items for information about the items marked with an asterisk. An asterisk "*" in an item indicates that there is special information identified with each line item.
F. As used throughout this Purchase Order, the following terms shall have the meaning as follows:

"Martin Marietta Technologies, Inc.", "MMTI", "Martin Marietta Astronautics "MMC", "Martin Marietta", "General Dynamics", "General Dynamics Space Systems Group", "MMAG", "Martin Marietta Astronautics", "Martin Marietta Corporation", Division", and/or "Lockheed Martin" shall mean "Lockheed Martin Corporation".

**G. Supplier must state any changes to their business size or ownership characteristics, if any have occurred since its last written certification furnished to Lockheed Martin Space Systems Co. Current Business Characteristics: Small[S]; Not Disadvantaged[0]

H. Within the delivery schedule of this Purchase Order the term "Current Scheduled Delivery" means "Contracted Receipt Date".

I. This Purchase Order, consisting of line items 1 through 1, constitutes an offer until accepted by the Contractor. Upon acceptance by the Contractor, the rights and obligations of the parties are subject to and governed by its terms and conditions, and those general provisions, special provisions, addenda, specifications, drawings, and any other Purchase Order attachments referenced Line Item Quantity Unit Price Price Unit Currency Eng Chg Item Total

01 1 Lot $2,500.00 Quoted USD $2,500.00

Description
DOT DRUG & ALCOHOL TESTING (LABWIRE)
SEE NOTES FOR ADDITIONAL PART DESCRIPTION(S)
Schedule
Quantity: 1, UM: LO, Current Schedule Delivery: 01/31/2008
Notes
Letters & Notes:
Additional Part Description(s):
DOT DRUG & ALCOHOL TESTING (LABWIRE)
ULA MUST USE SAME COMPANY THAT BOEING USES FOR TESTING THUS THIS NEW CONTRACT

POP: 1 YR
Tax: Non Taxable
Invoice is required for this item
Accounting Info :
1.00 Charged to: 207000-GA264-50827-20-00000-HF05-
Additional Attachments :
Form Number: 1 Revision Date : 0108 Form Description : GEN PROV COMMERCIAL
Total: $2,500.00
End of Document